                                                                       Exhibit 2


Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
Company Summary:
(Amounts in thousands except per share data or where otherwise noted)
General Information:

Date:                                                      9-Sep-02

Company:                                             Oriole Homes Corporation

Ticker:                                                       OHC

Common Stock Class A (OHCa)
Most Recent Price                                          $   4.20
Fully Diluted Shares Outstanding                              1,863

Common Stock Class B (OHCb)
Most Recent Price                                          $   4.15
Fully Diluted Shares Outstanding                              2,772
                                                          ----------
Market Capitalization                                      $ 19,331
                                                          ==========

                                                          06/30/2002
                                                          ----------

Shareholders' Equity                                       $ 33,162

Basic Shares Outstanding                                      4,636
Fully Diluted Shares Outstanding                              4,636
                                                          ----------
Basic Book Value per Share                                 $   7.15
Fully Diluted Book Value Per Share                             7.15
                                                          ----------



VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 1

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
Valuation Analysis:  Summary
(Amounts in thousands except per share data or where otherwise noted)


Summary of Discounted Cash Flow Analysis:

                                     Low                            Median                       High
                              -------------------------------------------------------------------------------
                                  $ 12,588                         $ 16,041                    $ 20,249


Summary of Comparable Companies Analysis:

                                     Low                            Median                       High
                              -------------------------------------------------------------------------------
                                  $ 31,397                         $ 34,885                    $ 38,374


Summary of Comparable Transactions Analysis:

                                     Low                            Median                       High
                              -------------------------------------------------------------------------------
                                   $ 7,405                         $ 19,487                    $ 34,779


Summary of Liquidation Analysis:

                                     Low                            Median                       High
                              -------------------------------------------------------------------------------
                                  $ 18,205                         $ 23,597                    $ 30,384


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 2

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
Valuation Analysis:  Summary
(Amounts in thousands except per share data or where otherwise noted)


4 Valuation Methodologies:

                                                                Low                    Median                      High
                                                            --------------------------------------------------------------
1. Summary DCF                                              $ 12,588                 $ 16,041                    $ 20,249
2. Summary of Comparables Analysis                            31,397                   34,885                      38,374
3. Summary of Comparable Transactions Analysis                 7,405                   19,487                      34,779
4. Summary of Liquidation Analysis                            18,205                   23,597                      30,384

             SUMMARY;

             ---------------------------------------------------------------------------------------------------------------
                                                                         Low                    Median               High
                                                                      ------------------------------------------------------
             Value based on 4,635,524 shares outstanding              $ 17,399                 $ 23,503            $ 30,946
             Price per share                                          $   3.75                 $   5.07            $   6.68
             ---------------------------------------------------------------------------------------------------------------

VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 3

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis:
(Amounts in thousands except per share data or where otherwise noted)

Projected Income Statements:                                             Fiscal Year Ending, December 31
                                                           --------------------------------------------------------------
                                                             2002              2003               2004             2005
                                                           --------------------------------------------------------------
Revenues                                                    105,270          $ 48,024           $ 14,443        $ 11,617
Growth rate                                                    n.a.            -54.4%             -69.9%          -19.6%
Cost of revenues                                           $ 93,050          $ 36,264           $ 10,577        $  8,739
                                                           --------------------------------------------------------------
  Gross profit                                               12,220            11,760              3,866           2,878
Gross margin                                                  11.6%             24.5%              26.8%           24.8%

Operating expenses                                         $ 13,589          $  7,105           $  2,908        $  2,659
                                                           --------------------------------------------------------------
  Operating income                                           (1,369)            4,656                958             219
% of revenue                                                  -1.3%              9.7%               6.6%            1.9%

Other (Income) expense
Interest (income)                                          $     --          $     --           $     --        $     --
Interest expense                                              2,435               566                259             213
Other (income) expense                                        1,217               200                  -               -
                                                           --------------------------------------------------------------
Total (income) expense                                        3,652               766                259             213

Taxes                                                            --                --                 --              --

                                                           --------------------------------------------------------------
  Net income                                               $ (5,021)         $  3,890           $    699         $     7
                                                           ==============================================================
% of revenue                                                   -4.8%              8.1%               4.8%            0.1%


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 4

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis:
(Amounts in thousands except per share data or where otherwise noted)

Unlevered Free Cash Flow Analysis:


                                                                                  Fiscal Year Ending, December 31
                                                                 ---------------------------------------------------------------
                                                                    2002               2003             2004              2005
                                                                 ---------------------------------------------------------------
                Net Income                                       $ (5,021)           $ 3,890           $ 699             $    7
                Plus Depreciation                                   1,778                503             277                299
                Plus Income Taxes                                      --                 --              --                 --
                Less CAPEX                                             --               (600)             --                 --
                Other income                                        1,952              4,048              --                 --
                Changes in Working Capital                        (21,931)            12,965           2,630              2,797
                                                                 ---------------------------------------------------------------
                Unlevered Free Cash Flow                          (23,222)            20,807           3,605              3,103


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 5

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis:
(Amounts in thousands except per share data or where otherwise noted)


               Discount
                 Rate
                               Present value of unlevered free cash flow (1)                          $   (315)
                 15.0%         Present value of terminal value (2)                                      20,564
                                                                                                      --------
                               Present value of enterprise                                            $ 20,249

                               Present value of unlevered free cash flow (1)                            $ (741)
                 17.0%         Present value of terminal value (2)                                      19,194
                                                                                                      --------
                               Present value of enterprise                                            $ 18,453

                               Present value of unlevered free cash flow (1)                          $ (1,134)
                 19.0%         Present value of terminal value (2)                                      17,936
                                                                                                      --------
                               Present value of enterprise                                            $ 16,801

                               Present value of unlevered free cash flow (1)                          $ (1,498)
                 21.0%         Present value of terminal value (2)                                      16,779
                                                                                                      --------
                               Present value of enterprise                                            $ 15,281

                               Present value of unlevered free cash flow (1)                          $ (1,834)
                 23.0%         Present value of terminal value (2)                                      15,714
                                                                                                      --------
                               Present value of enterprise                                            $ 13,880

                               Present value of unlevered free cash flow (1)                          $ (2,144)
                 25.0%         Present value of terminal value (2)                                      14,732
                                                                                                      --------
                               Present value of enterprise                                            $ 12,588

                               (1) Free Cash Flow Forecast Period is CY 2001 - CY 2005
                               (2) Terminal Value is based on cash at the end of 2005                 $ 35,967
                                                                                                      --------


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 6

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Summary Discounted Cash Flow Analysis:
(Amounts in thousands except per share data or where otherwise noted)



                                                           ----------------------------------------------------
                                                              Low                Median                 High
                                                           ----------------------------------------------------
                              Equity Value                 $ 12,588             $ 16,041              $ 20,249
                              Price per Share              $   2.72             $   3.46              $   4.37
                                                           ----------------------------------------------------


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 7

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Comparables Companies Analysis:
(Amounts in thousands, except per share data and where otherwise noted)

                                                 Stock                                 Market         P/E Ratio
                                  Ticker         Price       % of        Market(a)    to Book    -------------------
           Company                Symbol        8/26/02      High         Value        Value       2002 E     2003 E
--------------------------------------------------------------------------------------------------------------------
Meritage Corporation                MTH         $ 38.00       81%      $ 517,558       2.7x         7.6x       6.4x
William Lyons Homes                 WLS           22.17       74%        227,398       1.5x         n.a.       n.a.
Technical Olympic USA              TOUS           16.23       88%        186,634       1.2x         n.a.       n.a.
Dominion Homes                     DHOM           20.68       79%        172,928       2.0x         7.5x       7.1x
Orleans Homebuilders                OHB            7.60       76%         95,021       1.7x         n.a.       n.a.
Capital Pacific Holdings            CPH            4.14       78%         62,375       0.6x         n.a.       n.a.

                                                             Company Value to
                                                   ----------------------------------------
                                   Company(b)       LTM        LTM       LTM          Net
           Company                   Value         Revenue     EBITDA    EBIT        Assets
-------------------------------------------------------------------------------------------
Meritage Corporation              $ 727,484         0.91x       8.3x     8.9x         1.8x
William Lyons Homes                 484,701         1.00x      19.3x    21.2x         1.2x
Technical Olympic USA               269,881         0.44x       6.4x     7.1x         1.1x
Dominion Homes                      311,091         0.73x       6.9x     7.3x         1.4x
Orleans Homebuilders                219,163         0.62x       8.1x     8.2x         1.2x
Capital Pacific Holdings            194,020         0.73x       5.4x     5.5x         0.8x

                                  ----------------------------------------------------------------------------------------------
                                  Mean                  79%                      1.6x         n.a.       n.m.
                                  Median                79%                      1.6x         n.a.       n.m.
                                  Low                   74%                      0.6x
                                  ----------------------------------------------------------------------------------------------

Oriole Homes Corp.           OHC             4.15       97%       $ 19,373       0.6x         n.a.       n.a.           $ 18,045

--------------------------------------------------------------------------------------------------------------------------------
Discount of Low vs. Median                              -5%                      -61%
--------------------------------------------------------------------------------------------------------------------------------

                                  --------------------------------------------------
                                  Mean       0.74x       9.1x     9.7x         1.3x
                                  Median     0.73x       7.5x     7.8x         1.2x
                                  Low        0.44x       5.4x     5.5x         0.8x
                                  --------------------------------------------------

Oriole Homes Corp.           OHC             0.12x       n.m.     n.m.         0.6x

------------------------------------------------------------------------------------
Discount of Low vs. Median                    -40%       -28%     -30%         -30%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Considers fully diluted outstanding shares including possible conversion of debt and preferred stock
(b) Company value is calculated by adding debt and subtracting cash from the market value (market cap).
--------------------------------------------------------------------------------


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 8

Valuation                                               Oriole Homes Corporation
--------------------------------------------------------------------------------
Comparables Companies Analysis:
(Amounts in thousands except per share data or where otherwise noted)

                                                          FYE(a)                 Six Months Ended,                     LTM
                                                        ----------           --------------------------             ----------
                                                        12/31/2001           6/30/2002      6/30/2001               6/30/2002
                                                        ----------           --------------------------             ----------
Revenue:
 Sales of homes                                         $ 140,029             $ 66,352         $ 52,042             $ 154,340
 Sales of land                                                 15                   11               --                    26
 Other                                                         --                   --               --                    --
 Gain on sales of PPE                                         105                    4               96                    14
 Gain on sales of land                                         --                   --               --                    --
 Interest, rentals and other income                         2,615                  754            1,103                 2,266
                                                        ---------             --------         --------             ---------
 Total revenue                                            142,765               67,120           53,240               156,645
 Costs and expenses:
 Cost of homes                                            128,461               61,276           47,470               142,267
 Inventory valuation adjustments                               --                   --               --                    --
 Cost of land sold                                              6                   10               --                    17
 Loss on joint ventures investments                            --                   --               --                    --
 Costs relating to other operating income                      10                   --                5                     5
 Selling, general and administrative expenses              17,281                8,215            8,041                17,455
                                                        ---------             --------         --------             ---------
  Total expenses                                          145,758               69,502           55,515               159,745

                                                        ---------             --------         --------             ---------
  EBIT                                                     (2,994)              (2,381)          (2,275)               (3,100)
                                                        ---------             --------         --------             ---------

  Total Other (Income) Expenses                                --                   --               --                    --
                                                        ---------             --------         --------             ---------
  EBT                                                      (2,994)              (2,381)          (2,275)               (3,100)
                                                        =========             ========         ========             =========
% of revenue                                                 -2.1%                -3.5%            -4.3%                 -2.0%

   Extraordinary loss                                        (572)                (261)              --                  (833)

                                                        ---------             --------         --------             ---------
  Net Income                                               (3,566)              (2,642)          (2,275)               (3,933)
                                                        =========             ========         ========             =========
  % of revenue                                               -2.5%                -3.9%            -4.3%                 -2.5%

  EBIT                                                     (2,994)              (2,381)          (2,275)               (3,100)
  Depreciation and amortization                             1,805                1,454              366                 2,892
                                                        ---------             --------         --------             ---------
  EBITDA                                                   (1,189)                (927)          (1,909)                 (208)
                                                        =========             ========         ========             =========
   % of revenue                                              -0.8%                -1.4%            -3.6%                 -0.1%

--------------------
(a) FYE stands for fiscal year ending.


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                  Page 9

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Comparables Companies Analysis:
(Amounts in thousands except per share data or where otherwise noted)

                                                                     Actual
                                                                    ----------
ASSETS:                                                              6/30/2002
                                                                    ----------
Cash and cash equivalents:
 Unrestricted cash                                                     9,551
 Restricted cash                                                       2,583
                                                                    --------
                                                                      12,135
Inventories
 Land                                                                 17,267
 Homes completed or under construction                                14,987
 Model homes                                                           1,013
                                                                    --------
                                                                      33,267
Property and equipment, at cost
 Land                                                                     82
 Buildings                                                               457
 Furniture, fixtures and equipment                                     1,882
                                                                    --------
                                                                       2,421
Less accumulated depreciation                                          1,817
                                                                    --------
Net PPE                                                                  604
Land held for investment, at cost                                         --
Investment in unconsolidated joint venture                             5,739
Other
 Prepaid expenses                                                        762
 Unamortized financing costs                                             187
 Other assets                                                          1,736
                                                                    --------
                                                                       2,685
                                                                    --------
Total assets                                                        $ 54,430
                                                                    ========
LIABILITIES AND SHAREHOLDERS' EQUITY:
 Liabilities:
 Line of credit                                                           --
 Mortgage notes payable                                                8,224
 Accounts payable and accrued liabilities                              6,728
 Customer deposit                                                      6,316
 Senior notes                                                             --
                                                                    --------
  Total liabilities                                                   21,268
Total shareholders' equity                                            33,162
                                                                    --------
Total liabilities and shareholders' equity                          $ 54,430
                                                                    ========
                                           balance check==>               --


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                 Page 10

Valuation                                              Oriole Homes Corporation
--------------------------------------------------------------------------------
Comparables Companies Analysis:
(Amounts in thousands except per share data and where otherwise noted)

Liquidity:

Last Twelve Months Trading Volume (shares)                        903
Last Three Months Trading Volume (shares)                         326
Oriole shares outstanding                                       4,636

Source: Yahoo Finance as of September 9, 2002

                                                            Valuation at Peers' Multiples
                                -------------------------------------------------------------------------------------------
                                Year to Date                   Company                                              Equity
                                    Data        Multiple        Value              Cash              Debt            Value
                                -------------------------------------------------------------------------------------------
Revenue                         $ 156,645         0.73x       $ 114,216          $ 9,551            (8,224)       $ 115,543
EBITDA                               (208)         7.5x            n.m.            9,551            (8,224)            n.m.
EBIT                               (3,100)         7.8x            n.m.            9,551            (8,224)            n.m.
Book value of net assets           31,835          1.2x          38,470            9,551            (8,224)          39,797
Book value of equity               33,162          1.6x          52,645            9,551            (8,224)          53,972

                                                                       ----------------------------------------------------
                                                                          Mean                                     $ 69,771
                                                                       ----------------------------------------------------

                                                                                    Discount          Value       Per share
                                                                                    ---------------------------------------
                                                                       High           45.0%         $ 38,374        $ 8.22
                                                                       Median         50.0%           34,885        $ 7.47
                                                                       Low            55.0%           31,397        $ 6.73


VFINANCE INVESTMENTS, INC.        STRICTLY CONFIDENTIAL                 Page 11

Valuation                                               Oriole Homes Corporation

Analysis of Selected Transactions:
(Amounts in thousands, except per share data and where otherwise noted)

 Announcement                             Target                                                  Company       Equity
    Date          Status                 Company                        Description                Value        Value      Revenue
    ----          ------                 -------                        -----------                -----        -----      -------
   6/22/02      Completed    Fortress Group                          Operative Builders          $ 151,519    $ 50,700    $ 280,234
   4/17/02      Completed    Crossman Communities                    Operative Builders            590,354     486,200      798,356
   1/19/02      Completed    Rottlund Co., Inc.                      Operative Builders             89,917      54,069      257,653
   5/10/01      Completed    Hancock Communities LLC                 Construction Services          69,700      67,800      183,651
  10/12/00      Completed    Engle Homes, Inc.                       Operative Builders            412,600     215,000      977,794
   9/12/00      Completed    Western Pacific Housing Development     Operative Builders            470,500     162,700      535,019
   8/28/00      Completed    Washington Homes                        Operative Builders            104,000      81,900      486,833
   1/31/00      Completed    Writer Corp.                            Operative Builders             49,800      27,900       87,455

                                                                                                     Company Value      Equity Value
                                                                                                     -------------      ------------
 Announcement                             Target                                         Book
    Date          Status                 Company                        EBITDA           Value       Revenue   EBITDA     Book Value
    ----          ------                 -------                        -------          -----       -------   ------     ----------
   6/22/02      Completed    Fortress Group                             $19,741        $ 189,985      0.54x     7.7x         0.3x
   4/17/02      Completed    Crossman Communities                        87,396          264,407      0.74x     6.8x         1.8x
   1/19/02      Completed    Rottlund Co., Inc.                          40,404           52,145      0.35x     2.2x         1.0x
   5/10/01      Completed    Hancock Communities LLC                       n.a.           53,200      0.38x     n.a.         1.3x
  10/12/00      Completed    Engle Homes, Inc.                          103,856          207,531      0.42x     4.0x         1.0x
   9/12/00      Completed    Western Pacific Housing Development         74,800          118,900      0.88x     6.3x         1.4x
   8/28/00      Completed    Washington Homes                            32,832           82,955      0.21x     3.2x         1.0x
   1/31/00      Completed    Writer Corp.                                 6,604           24,652      0.57x     7.5x         1.1x

High               0.88x     7.7x         1.8x
Median             0.48x     6.3x         1.1x
Low                0.21x     2.2x         0.3x
                   ----      ---          ---

                    -56%     -65%         -75%
                   ----      ---          ---
         Discount low vs. median

                   Transactions                        Equity Value
    -------------------------------------        -------------------------
    TTM Sales                                            TTM Sales
    ---------                                    -------------------------
      High                          0.88x        High            $ 137,755
      Median                        0.48x        Median             75,398
      Low                           0.21x        Low                33,463

                 Transactions                           Equity Value
                TTM Book Value                         TTM Book Value
      -----------------------------------        -------------------------
      High                           1.8x        High             $ 60,980
      Median                         1.1x        Median             35,959
      Low                            0.3x        Low                 8,850

                                                               LOW                      MEDIAN                      HIGH
                                                             --------                  --------                   --------
                                Equity Value                 $ 21,157                  $ 55,678                   $ 99,367
                                Price per Share              $   4.56                  $  12.01                   $  21.44
Discount rate                             65%                $  7,405                  $ 19,487                   $ 34,779
                                                             $   1.60                  $   4.20                   $   7.50


VFINANCE INVESTMENTS, INC.           STRICTLY CONFIDENTIAL               Page 12

Valuation                                               Oriole Homes Corporation

Discounted Cash Flow Analysis:  Liquidation
(Amounts in thousands except per share data or where otherwise noted)

PROJECTED INCOME STATEMENTS:    Fiscal Year Ending, December 31
                                -------------------------------
                                    2002               2003
                                 ---------          ---------
Revenues                         $ 105,270          $  29,419
Growth rate                           n.a.             -72.1%
Cost of revenues                 $  93,050          $  21,622
                                 ---------          ---------
  Gross profit                      12,220              7,796
   Gross margin                       11.6%              26.5%

Operating expenses               $  13,589          $   5,090
                                 ---------          ---------
  Operating income                  (1,369)             2,706
   % of revenue                      -1.3%                9.2%

Other (Income) expense
Interest (income)                $      --          $      --
Interest expense                     2,435                417
Other (income) expense               1,217              2,995
                                 ---------          ---------
   Total (income) expense            3,652              3,413

Taxes                                   --                 --

                                 ---------          ---------
  Net income                     $  (5,021)         $    (706)
                                 =========          =========
   % of revenue                      -4.8%              -2.4%


VFINANCE INVESTMENTS, INC.           STRICTLY CONFIDENTIAL               Page 15

Valuation                                               Oriole Homes Corporation

Discounted Cash Flow Analysis:  Liquidation
(Amounts in thousands except per share data or where otherwise noted)

UNLEVERED FREE CASH FLOW ANALYSIS:

                               Fiscal Year Ending, December 31
                               -------------------------------
                                    2002              2003
                                  --------         --------
Net Income                        $ (5,021)        $   (706)
Plus Depreciation                    1,778              603
Plus Income Taxes                       --               --
Other income                            26            3,948
Changes in Working Capital         (17,913)          11,702
                                  --------         --------

UNLEVERED FREE CASH FLOW           (21,130)          15,546


VFINANCE INVESTMENTS, INC.           STRICTLY CONFIDENTIAL               Page 16

Valuation                                               Oriole Homes Corporation

Discounted Cash Flow Analysis:  Liquidation
(Amounts in thousands except per share data or where otherwise noted)

DISCOUNT
 RATE
 ----
            Present value of unlevered free cash flow (1)                       $ (5,583)
0.0%        Present value of terminal value (2)                                   35,967
                                                                                --------
            Present value of enterprise                                         $ 30,384

            Present value of unlevered free cash flow (1)                       $ (5,773)
2.0%        Present value of terminal value (2)                                   33,228
                                                                                --------
            Present value of enterprise                                         $ 27,455

            Present value of unlevered free cash flow (1)                       $ (5,943)
4.0%        Present value of terminal value (2)                                   30,745
                                                                                --------
            Present value of enterprise                                         $ 24,801

            Present value of unlevered free cash flow (1)                       $ (6,097)
6.0%        Present value of terminal value (2)                                   28,489
                                                                                --------
            Present value of enterprise                                         $ 22,392

            Present value of unlevered free cash flow (1)                       $ (6,236)
8.0%        Present value of terminal value (2)                                   26,437
                                                                                --------
            Present value of enterprise                                         $ 20,201

            Present value of unlevered free cash flow (1)                       $ (6,361)
10.0%       Present value of terminal value (2)                                   24,566
                                                                                --------
            Present value of enterprise                                         $ 18,205

            (1) Free Cash Flow Forecast Period is CY 2001 - CY 2003
            (2) Terminal Value is based on cash at the end of 2003              $ 28,667
                                                                                ========


VFINANCE INVESTMENTS, INC.           STRICTLY CONFIDENTIAL               Page 17

Valuation                                               Oriole Homes Corporation

Summary Discounted Cash Flow Analysis:  Liquidation
(Amounts in thousands except per share data or where otherwise noted)

                          LOW              MEDIAN             HIGH
                       ----------        ----------        ----------
Equity Value           $   18,205        $   23,597        $   30,384
Price per Share        $     3.93        $     5.09        $     6.55


vFinance INVESTMENTS, INC.           STRICTLY CONFIDENTIAL               Page 18

                            Oriole Homes Corporation

Trading Information:

       DATE           OPEN         HIGH        LOW          CLOSE      VOLUME
       ----           ----         ----        ---          -----      ------
      5-Sep-02        4.25         4.25        4.25         4.25        2500
      4-Sep-02        4.25          4.3        4.25          4.3         200
      3-Sep-02        4.25         4.25        4.15          4.2        3500
     29-Aug-02        4.35         4.35        4.35         4.35        3300
     28-Aug-02         4.3          4.4         4.3          4.4        1100
     27-Aug-02         4.3          4.3         4.3          4.3        5200
     26-Aug-02        4.28          4.3        4.28          4.3        7000
     21-Aug-02        4.31         4.31        4.21         4.21        1300
     20-Aug-02        4.31         4.31        4.31         4.31        1000       Total Volume Last Twelve Months:      903,000
     19-Aug-02        4.35         4.35        4.35         4.35        1000       Average Monthly Volume:                75,250
     16-Aug-02        4.45         4.45        4.36         4.45       14500
     14-Aug-02        4.31         4.58        4.31         4.47       16500
     13-Aug-02           3          4.3           3         4.21       15400
     12-Aug-02           3            3           3            3         500
      9-Aug-02           3            3           3            3        2700
      8-Aug-02        2.91         2.91        2.91         2.91         100
      7-Aug-02        2.95         2.95        2.95         2.95         100
      6-Aug-02         2.9            3         2.9            3        4400
      1-Aug-02        2.95            3        2.95            3        4100
     31-Jul-02         3.3          3.3        2.85         2.85       18800
     26-Jul-02        3.26          3.3        3.26         3.26       10000
     24-Jul-02         3.4          3.4        3.25         3.25       10900
     23-Jul-02        3.52         3.52         3.4          3.4        2100
     22-Jul-02         3.6          3.6         3.6          3.6        1000
     18-Jul-02         3.7          3.7        3.62         3.62        2500
     16-Jul-02         3.8          3.9         3.8          3.8        5300
     15-Jul-02         3.8          3.8         3.8          3.8        1000
     12-Jul-02        3.64         3.85        3.64         3.85       10200
     11-Jul-02         3.6          3.6         3.6          3.6       13500
     10-Jul-02         3.6          3.6         3.6          3.6       14000
      9-Jul-02        3.57          3.6        3.57          3.6        8000
      8-Jul-02        3.57         3.57        3.57         3.57        5000
      5-Jul-02        3.45          3.5        3.45          3.5       16400
      3-Jul-02         3.6          3.6         3.5          3.5        2700
      2-Jul-02         3.7          3.7         3.7          3.7         500
      1-Jul-02        3.79         3.79        3.79         3.79         100
     28-Jun-02        3.38         3.99        3.38          3.8       11100
     27-Jun-02         3.1          3.2         3.1          3.2        2200
     26-Jun-02         3.1          3.1           3            3        4200
     25-Jun-02         3.1          3.1         3.1          3.1         500
     24-Jun-02           3         3.15           3         3.15       10000
     21-Jun-02         3.1         3.19         3.1          3.1        8000
     20-Jun-02         2.9         2.99         2.9         2.99        2600
     19-Jun-02        2.92            3        2.92         2.92        8200
     18-Jun-02           3            3           3            3        5600
     14-Jun-02        2.96         2.96        2.96         2.96       17700
     13-Jun-02         2.9          2.9         2.9          2.9       22500
     11-Jun-02         2.9          2.9         2.9          2.9       22000
     10-Jun-02         2.8          2.8         2.8          2.8        2000
      6-Jun-02         2.9          2.9         2.9          2.9        2500
     30-May-02        2.82         2.82        2.82         2.82         400
     29-May-02        2.82         2.82        2.82         2.82        1000
     28-May-02        2.85         2.92        2.75         2.92        6000
     24-May-02        2.95         2.95        2.95         2.95         200
     23-May-02           3            3           3            3         400
     22-May-02           3            3           3            3        3000
     21-May-02        2.96         2.96         2.9          2.9       38600
     20-May-02        2.96         2.96        2.96         2.96       10500
     17-May-02        3.01          3.1        2.97         3.06       19200
     16-May-02         2.9            3        2.82            3       24600
     15-May-02        2.95          3.1        2.95         2.97       30000
     14-May-02        2.95         2.95        2.95         2.95        1500
     13-May-02         2.8          2.9         2.8          2.9        4000

      9-May-02        2.75         2.75        2.75         2.75         100
      6-May-02         2.8          2.8         2.8          2.8        3000
      3-May-02        2.75          2.8        2.75          2.8       11500
      2-May-02        2.75         2.75        2.75         2.75        5000
     30-Apr-02         2.8          2.8        2.75         2.75        4000
     29-Apr-02        2.75         2.87         2.7          2.8       16000
     26-Apr-02        2.65         2.85         2.6         2.85       10500
     25-Apr-02         2.7          2.7        2.65          2.7        5100
     24-Apr-02         2.6          2.6         2.6          2.6        1000
     23-Apr-02         2.5         2.65         2.5         2.65        4900
     22-Apr-02         2.5          2.5         2.4          2.4         800
     19-Apr-02         2.6          2.6         2.6          2.6         400
     18-Apr-02         2.7          2.7         2.7          2.7        1000
     17-Apr-02         2.6          2.6        2.55          2.6        1700
     16-Apr-02        2.65         2.65        2.65         2.65        2700
     15-Apr-02        2.65          2.7         2.6          2.7        4000
     12-Apr-02         2.7          2.8        2.65         2.65        2000
     11-Apr-02        2.65         2.65         2.6          2.6        1800
     10-Apr-02        2.56         2.75        2.55         2.65        8500
      9-Apr-02        2.52         2.52        2.52         2.52         500
      8-Apr-02        2.55         2.75        2.55         2.62        3200
      5-Apr-02         2.4          2.5        2.35          2.5        4200
      4-Apr-02        2.32         2.45        2.32         2.35        6200
      3-Apr-02        2.25          2.4        2.25         2.31        8600
      2-Apr-02         2.3          2.4         2.2          2.2        3800
      1-Apr-02        1.95          2.2        1.95          2.2        8200
     25-Mar-02        1.85            2        1.85          1.9        3000
     12-Mar-02        1.85         1.85        1.75         1.75        3000
     28-Feb-02        1.91            2         1.9         1.95        3900
     26-Feb-02           2         2.09           2            2        3000
     25-Feb-02        2.05          2.1        2.05          2.1        1500
     22-Feb-02         1.9         2.09         1.9         2.05        3500
     21-Feb-02         1.9            2         1.9            2        1100
     20-Feb-02           2            2         1.9            2        3500
     19-Feb-02        1.85         2.05        1.85         1.95        1800
     13-Feb-02         1.7          1.9         1.7         1.75        3400
      8-Feb-02        1.75          1.8        1.75          1.8        1000
      5-Feb-02         1.6         1.75        1.55         1.65        6700
      1-Feb-02         1.7          1.7         1.7          1.7         100
     31-Jan-02         1.8          1.8         1.8          1.8        3000
     15-Jan-02         1.7          1.7         1.7          1.7         700
     14-Jan-02         1.8          1.8         1.8          1.8         200
     11-Jan-02         1.9          1.9         1.9          1.9        1000
      7-Jan-02        2.05         2.05           2            2         700
      3-Jan-02           2            2           2            2        1000
      2-Jan-02           2          2.2           2          2.1        4000
     31-Dec-01        1.75         1.87        1.75         1.85        6700
     28-Dec-01        1.67         1.77        1.67         1.75       13500
     26-Dec-01         1.6          1.6        1.12         1.57        5400
     21-Dec-01         1.7         1.79         1.7          1.7        5200
     20-Dec-01         1.7          1.7         1.6          1.6         300
     19-Dec-01         1.7         1.75         1.7         1.75        7500
     18-Dec-01         1.7          1.7        1.62         1.62        5500
     14-Dec-01        1.55         1.75        1.45         1.75       12500
     12-Dec-01        1.76         1.76        1.65         1.65         300
     11-Dec-01        1.85         1.85        1.85         1.85        2000
      6-Dec-01        1.74         1.74        1.74         1.74        1200
      5-Dec-01        1.64         1.64        1.64         1.64        2000
      4-Dec-01         1.8          1.8         1.5         1.55       11500
      3-Dec-01         1.9          1.9         1.5         1.65       14900
     30-Nov-01        1.95         1.95         1.9          1.9        4500
     29-Nov-01         1.9          1.9         1.8          1.9        5100
     28-Nov-01        1.95         1.95        1.95         1.95        2400
     27-Nov-01         1.9          1.9         1.8          1.9        2700
     26-Nov-01         1.8         1.95         1.8         1.95        1500
     19-Nov-01         1.9          1.9         1.9          1.9        1900
     16-Nov-01         1.9          1.9         1.9          1.9        2200
     15-Nov-01        1.85          1.9        1.85          1.9        1500
     14-Nov-01        1.95         1.95        1.75         1.75        8300

     13-Nov-01         1.9          1.9        1.85         1.85        1900
     12-Nov-01        1.85         1.85        1.85         1.85        2000
      9-Nov-01         1.5          1.8         1.5          1.8        5000
      8-Nov-01         1.8          1.8        1.45         1.45       16300
      7-Nov-01         1.8          1.9         1.8          1.9        3000
      6-Nov-01         1.6          1.7         1.5          1.7        3500
      5-Nov-01         1.6          1.6         1.5          1.5        2000
      2-Nov-01        1.55          1.6         1.5          1.5        6300
      1-Nov-01        1.65         1.65        1.45         1.45        4000
     31-Oct-01        1.88         1.88         1.5         1.55       15700
     29-Oct-01        1.84         1.84        1.84         1.84        1500
     26-Oct-01         1.9          1.9        1.75         1.75        4000
     25-Oct-01           2            2         1.9          1.9        9600
     24-Oct-01        1.95            2        1.95            2        2500
     23-Oct-01         1.9          1.9         1.9          1.9        1000
     22-Oct-01        1.85         1.85        1.85         1.85        1000
     19-Oct-01        1.85         1.85        1.75         1.75        6000
     16-Oct-01        1.75         1.75        1.75         1.75        1000
     11-Oct-01         1.6          1.7         1.6          1.7        3000
      5-Oct-01         1.5          1.5         1.5          1.5        1200
      4-Oct-01        1.35         1.44        1.25         1.44        4300
      3-Oct-01        1.25         1.45        1.25         1.45        3300
     28-Sep-01         1.2         1.25         1.2         1.25        3900
     26-Sep-01        1.07         1.07        1.07         1.07        2500
     25-Sep-01         1.2          1.2         1.1         1.17        7500
     24-Sep-01         1.2          1.2         1.2          1.2        6000
     21-Sep-01        1.05         1.05        1.05         1.05        4000
     20-Sep-01         1.1         1.12         1.1         1.12        4000
     19-Sep-01        1.05         1.05           1            1        9000
     18-Sep-01         1.5          1.5           1         1.15       14700
     10-Sep-01         1.6          1.6         1.6          1.6        5000